Exhibit 10.5

SCHEDULE 1.1(E)

Existing Letters of Credit

Irrevocable Standby Letter of Credit issued by PNC Bank, National Association in the face amount of $4,850,000 with an expiration date of March 31, 2017 for which The Travelers Indemnity Company is the beneficiary.

SCHEDULE 1.1(I)

Immaterial Domestic Subsidiaries

1)	ACS Dataline of the Northwest, Inc., an Oregon corporation

2)	ADS Telecom, Inc., a Florida corporation

3)	B & C Telephone, Inc., a Washington corporation

4)	BBOX Holdings Mexico LLC, a Delaware limited liability company

5)	BBOX Holdings Puebla LLC, a Delaware limited liability company

6)	BCS II, LLC, a Delaware limited liability company

7)	Black Box Ventures Holding Company, a Delaware corporation

8)	CBS Technologies Corp., a New York corporation

9)	LOGOS Communications Systems, Inc., an Ohio corporation

10)	Network Communications Technologies, Inc., a North Carolina corporation

11)	NextiraOne California L.P., a California limited partnership

12)	NextiraOne New York, LLC, a Delaware limited liability company

13)	NXO Installation, LLC, a Delaware limited liability company

14)	PS Tech Video, LLC, a California limited liability company

15)	PS Technologies, LLC, a Maryland limited liability company

16)	Quanta Systems, LLC, a Delaware limited liability company

17)	UCI Communications LLC, a South Carolina limited liability company

SCHEDULE 1.1(P)

Permitted Liens

1.
Liens represented by that UCC-1 financing statement, filed October 31, 2014 in the office of the Delaware Secretary of State (File # 2014 4393401), as amended on November 12, 2014 (File #2014 4566121, and as further amended on December 31, 2014 (File #2014 5300504) and January 26, 2015 (File # 2015 0328566), in favor of De Lage Landen Financial Services, Inc. with respect to certain leased equipment of Black Box Corporation.

2.
Liens represented by that UCC-1 financing statement, filed May 2, 2012 in the office of the Texas Secretary of State (File # 120013940858), as amended on July 17, 2012 (File #1200226398), and as further amended on July 17, 2012 (File # 1200226401), April 19, 2013 (File # 1300123619), and a collateral change was filed on August 2, 2013 (File # 1300248712) in favor of McGrath RentCorp and TRS-Rentelco with respect to certain leased equipment of ACS Dataline LP.

3.
Liens represented by that UCC-1 financing statement, filed on December 20, 2012 in the office of the Delaware Secretary of State (File #20124980373) in favor of Canon Financial Services with respect to certain equipment of Black Box Corporation of Pennsylvania.

4.
Liens represented by that UCC-1 financing statement, filed on February 6, 2013 in the office of the Delaware Secretary of State (File #20130492760) in favor of Canon Financial Services with respect to certain equipment of Black Box Corporation of Pennsylvania.

5.
Liens represented by that UCC-1 financing statement, filed on February 7, 2013 in the office of the Delaware Secretary of State (File #20130520404) in favor of Canon Financial Services with respect to certain equipment of Black Box Corporation of Pennsylvania.

6.
Liens represented by that UCC-1 financing statement, filed on January 12, 2015 in the office of the Tennessee Secretary of State (File #422665887) in favor of Mitel Networks, Inc. with respect to Proceeds, Accounts Receivable and Contract Rights pertaining to Inventory acquired from Mitel by Black Box Network Services, Inc. – Government Solutions.

7.
Liens represented by that UCC-1 financing statement, filed on April 23, 2015 in the office of the Secretary of the Commonwealth of Massachusetts (File #201519393610) in favor of Mitel Networks, Inc. with respect to Proceeds, Accounts Receivable and Contract Rights pertaining to Inventory acquired from Mitel by Mutual Telecom Services, Inc.

8.
Liens represented by that UCC-1 financing statement, filed on October 3, 2007 in the office of the Minnesota Secretary of State (File #200718450972) and continued on August 6, 2012 (File # 20122917739) in favor of Hewlett Packard Financial Services Company with respect to certain equipment and software leased from Hewlett Packard by Norstan Communications, Inc.

9.
Liens represented by that UCC-1 financing statement, filed on August 19, 2011 in the office of the Minnesota Secretary of State (File #201125283925) in favor of Mitel Networks, Inc. with respect to Proceeds, Accounts Receivable and Contract Rights pertaining to Inventory acquired from Mitel by Norstan Communications, Inc.

10.
Liens represented by that UCC-1 financing statement, filed on December 5, 2011 in the office of the New York Secretary of State (File #201112050646111) in favor of Mitel Networks, Inc. with respect to Proceeds, Accounts Receivable and Contract Rights pertaining to Inventory acquired from Mitel by Nu-Vision Technologies, LLC.

11.
Liens represented by that UCC-1 financing statement, filed on August 8, 2013 in the office of the Tennessee Secretary of State (File #420241194) in favor of Navitas Lease Corp. with respect to certain equipment leased from Navitas by Teldata Corporation.

12.
Liens represented by that UCC-1 financing statement, filed on August 9, 2013 in the office of the Tennessee Secretary of State (File #420251390) in favor of Navitas Lease Corp. with respect to certain equipment leased from Navitas by Teldata Corporation.

13.
Liens represented by the following county tax liens filed in Los Angeles County, CA by the Los Angeles County Tax Collector against Scottel Voice & Data, Inc. Scottel Voice & Data, Inc. is attempting to have the liens released.

a.	Date: February 1, 2012
File Number: 20120175025
Amount: $145.49

b.	Date: December 5, 2013
File Number: 20131719373
Amount: $234.56

14.
Liens represented by that UCC-1 financing statement, filed on February 28, 2012 in the office of the Minnesota Secretary of State (File #201227374354) in favor of Pioneer Industries, Inc. with respect to certain equipment of Vibes Technologies, Inc.

15.
Liens represented by the following state tax lien filed in Gwinnett County, GA by the Georgia Department of Revenue against Cable Consultants Inc. Cable Consultants Inc. is attempting to have the lien released.

a.	Date: November 25, 2008
File Number: REV08140458A
Amount: $2,387.00

16.
Liens represented by that UCC-1 financing statement, filed on April 17, 2006 in the office of the Illinois Secretary of State (File #010863279), assigned to the Secured Party on April 23, 2007 (File #008868422) and continued on April 12, 2011 (File #009104329) in favor of Bank of the West – Equipment Leasing with respect to certain equipment of Nortech Telecommunications Inc.

17.
Liens represented by that UCC-1 financing statement, filed on May 5, 2014 in the office of the Illinois Secretary of State (File #019244954) in favor of Mitel Networks, Inc. with respect to Proceeds, Accounts Receivable and Contract Rights pertaining to Inventory acquired from Mitel by Nortech Telecommunications Inc.

SCHEDULE 5.1.2

Subsidiaries

Domestic Subsidiaries	Jurisdiction of Organization	Percent Owned	Type & Amount of Equity Interest
ACS Communications, Inc.	TX	100% - Black Box Corporation	100 shares of common stock
ACS Dataline, LP	TX	99% - ACS Investors, LLC (Limited Partner) 1% - ACS Communications, Inc. (General Partner)	Partnership Interests
ACS Dataline of the Northwest, Inc.	OR	100% - ACS Communications, Inc.	10,000 shares of common stock
ACS Investors, LLC	DE	100% - ACS Communications, Inc.	Membership Interests
ADS Telecom, Inc.	FL	100% - Black Box Corporation	1,500 shares of common stock
B & C Telephone, Inc.	WA	100% - Black Box Corporation	425 shares of common stock
BB Technologies, Inc.	DE	100% - Black Box Corporation of Pennsylvania	50 shares of common stock
BBox Holding Company	DE	100% - Black Box Corporation	50 shares of common stock
BBOX Holdings Mexico LLC	DE	100% - Black Box International Holdings B.V.	Membership Interests
BBOX Holdings Puebla LLC	DE	100% - Black Box Corporation	Membership Interests
BCS II, LLC	DE	100% - Nu-Vision Technologies, LLC	Membership Interests
Black Box Corporation of Pennsylvania	DE	100% - BBox Holding Company	100 shares of common stock
Black Box Network Services, Inc. – Government Solutions	TN	100% - BBox Holding Company	75 shares of common stock
Black Box Services Company	DE	100% - Black Box Corporation	1 share of common stock
Black Box Ventures Holding Company	DE	100% - BBox Holding Company	100 shares of common stock
CBS Technologies Corp.	NY	100% - Black Box Corporation	160 shares of common stock
Delaney Telecom, Inc.	PA	100% - BBox Holding Company	100 shares of common stock

InnerWireless, Inc.	DE	100% - BBox Holding Company	100 shares of common stock
LOGOS Communications Systems, Inc.	OH	100% - BBox Holding Company	20 shares of common stock
Midwest Communications Technologies, Inc.	OH	100% - BBox Holding Company	100 shares of common stock
Mutual Telecom Services Inc.	DE	100% - Black Box Corporation	457 shares of common stock
Network Communications Technologies, Inc.	NC	100% - Black Box Corporation	1,000 shares of common stock
NextiraOne, LLC	DE	100% - Norstan Communications, Inc.	Membership Interests
NextiraOne California L.P.	CA	98.41% - NextiraOne, LLC (Limited Partner) 1.59% - Norstan Communications, Inc. (General Partner)	Partnership Interests
NextiraOne Federal, LLC	DE	100% - Norstan Communications, Inc.	Membership Interests
NextiraOne New York, LLC	DE	100% - Norstan Communications, Inc.	Membership Interests
Norstan, Inc.	MN	100% - Black Box Corporation	1 share of common stock
Norstan Communications, Inc.	MN	100% - Norstan, Inc.	500 shares of common stock
Nu-Vision Technologies, LLC	NY	100% - Midwest Communications Technologies, Inc.	Membership Interests
NXO Installation, LLC	DE	100% - NextiraOne, LLC	Membership Interests
PS Tech Video, LLC	CA	100% - PS Technologies, LLC	Membership Interests
PS Technologies, LLC	MD	100% - Midwest Communications Technologies, Inc.	Membership Interests
Quanta Systems, LLC	DE	100% - NextiraOne Federal, LLC	Membership Interests
Scottel Voice & Data, Inc.	CA	100% - Black Box Corporation	3,000 shares of common stock
Teldata Corporation	TN	100% - BBox Holding Company	100 shares of common stock
UCI Communications LLC	SC	100% - Midwest Communications Technologies, Inc.	Membership Interests
Vibes Technologies, Inc.	MN	100% - Norstan Communications, Inc.	100 shares of common stock

Foreign Subsidiaries*	Jurisdiction
Black Box Network Services Australia Pty Ltd	Australia
Black Box GmbH	Austria
Black Box Network Services NV	Belgium
Black Box do Brasil Industria e Comercio Ltda.	Brazil
Black Box Canada Corporation	Canada
Nostan Canada, Ltd./Norstan Canaa, Ltée	Canada
Black Box Chile S.A.	Chile
Black Box A/S	Denmark
Black Box Network Services (UK) Limited	England
Black Box Finland OY	Finland
Black Box France	France
Black Box Deuthschland GmbH	Germany
Black Box Netzwerk Service GmbH	Germany
Black Box Network Services India Private Limited	India
Black Box Network Services (Dublin) Limited	Ireland
Black Box Software Development Services Limited	Ireland
Black Box Network Services S.r.l.	Italy
Black Box Network Services Co., Ltd.	Japan
Black Box Network Services Korea Limited	Korea
Black Box Network Services SDN. BHD.	Malaysia
Black Box de Mexico, S. de R.L. de C.V.	Mexico
Black Box Network Services Puebla, S.A. de C.V.	Mexico
Black Box Datacom B.V.	Netherlands
Black Box International Holdings B.V.	Netherlands
Black Box Network Services New Zealand Limited	New Zealand
Black Box Norge AS	Norway
Black Box P.R. Corp.	Puerto Rico
Black Box Network Services Singapore Pte Ltd	Singapore
Black Box Comunicaciones, S.A.	Spain
Black Box Network Services AB	Sweden

Foreign Subsidiaries*	Jurisdiction
Black Box Network Services AG	Switzerland
Black Box Network Services Corporation	Taiwan

*Each of the Foreign Subsidiaries is directly or indirectly owned 100% by one or more Loan Parties.

SCHEDULE 7.2.1

Permitted Indebtedness

None.

SCHEDULE 7.2.4

Permitted Loans or Investments

See Schedule 5.1.2 with respect to all stock owned by Borrower (directly or indirectly) as of Closing.

March 31, 2016 Principal Balance Owed to Black Box Corporation of Pennsylvania ("BBCPA")

Black Box Network Services S.r.l. – EUR 347,000 which has a USD historical value in the accounts of BBCPA of $374,760.00

Black Box Network Services Puebla, S.A. de C.V. – MXN 7,482,499.93 which has a USD historical value in the accounts of BBCPA of $438,721.15